                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 18, 1996

                               METATEC CORPORATION
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                       0-9220                  59-1698890
- ----------------------------          ------------         -------------------
(State or other jurisdiction          (Commission          (IRS Employer
of incorporation)                     File Number)         Identification No.)

7001 Metatec Blvd., Dublin, Ohio                                   43017
- ----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (614) 761-2000

                                    No Change
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS.

         In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 relating to forward-looking statements which may be made by or on behalf of the Registrant, the Registrant is filing a cautionary statement identifying important factors that could cause actual results to differ materially from those contained in the forward-looking statements. The cautionary statement is filed as Exhibit 99 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      EXHIBITS.

Exhibit
  No.             Description of Exhibit
- -------           ----------------------
  99              Cautionary Statement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             METATEC CORPORATION

Date:  April 18, 1996                        By /s/ Jeffrey M. Wilkins
                                                ----------------------------
                                                  Jeffrey M. Wilkins,
                                                  Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
  No.             Description of Exhibit
- -------           ----------------------
  99              Cautionary Statement